Q2 2024 Earnings Call August 6, 2024

Mark Donohue VP Investor Relations Introduction

Safe Harbor Statement and Non-GAAP Financial Measures © 2024 Clarivate. All rights reserved. 3 Forward-Looking Statements This communication includes statements that express our opinions, expectations, beliefs, plans, objectives, assumptions, or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements” within the meaning of the “safe harbor provisions” of the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “intends,” “plans,” “may,” “will,” or “should” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts, and include statements regarding our intentions, beliefs, or current expectations concerning, among other things, anticipated cost savings, results of operations, financial condition, liquidity, prospects, growth, strategies, and the markets in which we operate. Such forward-looking statements are based on available current market material and management’s expectations, beliefs and forecasts concerning future events impacting us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks and uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in Item 1A. Risk Factors of our annual report on Form 10-K. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Please consult our public filings with the SEC or on our website at www.clarivate.com. Non-GAAP Financial Measures This presentation contains financial measures which have not been calculated in accordance with United States generally accepted accounting principles (“GAAP”), including Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, Adjusted Diluted EPS, Free Cash Flow, and Free Cash Flow Conversion because they are a basis upon which our management assesses our performance, and we believe they reflect the underlying trends and indicators of our business. Although we believe these measures may be useful for investors for the same reasons, these financial measures should not be considered as an alternative to GAAP financial measures as a measure of the Company’s financial condition, profitability, performance and liquidity. In addition, these financial measures may not be comparable to similar measures used by other companies. In the Appendix to this presentation, we provide further descriptions of these non-GAAP measures and reconciliations of these non-GAAP measures to the corresponding most closely-related GAAP measures. Industry and Market Data The market data and other statistical information used throughout this presentation are based on industry publications and surveys, public filings, and various government sources. Industry publications and surveys generally state that the information contained therein has been obtained from sources believed to be reliable, but there can be no assurance as to the accuracy or completeness of the included information. We have not independently verified such third-party information, nor have we ascertained the underlying economic assumptions relied upon in those sources, and we are unable to assure you of the accuracy or completeness of such information contained in this presentation. While we are not aware of any misstatements regarding our market, industry, or similar data presented herein, such data involve risks and uncertainties and are subject to change based on various factors.

Agenda 4© 2024 Clarivate. All rights reserved. Introduction Business Review Financial Review Q&A Mark Donohue Vice President Investor Relations Jonathan Gear Chief Executive Officer Jonathan Collins Executive Vice President and Chief Financial Officer All Opening Remarks Andy Snyder Chairman of the Board Matti Shem Tov Chief Executive Officer Elect

Andy Snyder Chairman of the Board Opening Remarks

Introduction © 2024 Clarivate. All rights reserved. 6 Matti Shem Tov Chief Executive Officer Elect Matti brings over 30 years experience of executive leadership experience in software and information services companies Previously served as Chief Executive Officer at ProQuest and Ex Libris, leading the company to become a prominent technology provider for academic, national, and research libraries worldwide Matti holds a bachelors degree in computer science and a master’s degree in business administration, both from Bar-Ilan University in Israel

Jonathan Gear Chief Executive Officer Business Review

Q2 2024 Overview

$650M

Revenues

+1% organic improvement from Q1 to Q2

H1 1.5% organic subscription growth

$274M

Adj. EBITDA[1]

42% margin[1]

$60M

Free Cash Flow[1]

H1 34% conversion

20₵

Adj. EPS[1]

(1₵) YoY

Academia & Government

H1 organic subscription growth >3%

Launched new solutions across portfolio and won several multi-million-dollar contracts

Intellectual Property

>400 bp re-occurring organic sequential improvement (Q1 to Q2)

Launched Trademark Watch Analyzer and secured two multi-year government contracts

Life Sciences & Healthcare

H1 organic decline of 2% exc. RWD, primarily due to cost cutting in big pharma

Launched Epidemiology Intelligence™ and acquired Global QMS

Clarivate™

[1] See the Appendix for a reconciliation of GAAP to Non-GAAP measures.

© 2024 Clarivate. All rights reserved.

8

A&G Solid Subscription Growth

A&G Business Performance

- Strong **subscription growth of >3%** in H1 driven by renewal rate of >96%
- Q2 subscription growth lower than Q1, due to large on-time renewals in Q1 that were late last year, driving total Clarivate overall Q2 subs growth of <1%
- Transactional sales headwinds in **content** (digital collections and books) due to softer one-time budgets in '23-'24 academic fiscal year

A&G Segment Highlights

- **Strengthened research intelligence and library software solutions** with AI-powered product launches for Web of Science Research Intelligence™, ExLibris Specto and ExLibris Collecto
- Won seven figure **state-wide, multi-year content aggregation deal** in the US, displacing key competitor; Awarded **library software deal** covering 2,000+ school libraries in Europe
- Released **2024 Journal Citation Reports™** , including the widely recognized Journal Impact Factor™, covering over 21,800 journals across 112 countries


Introducing
Journal Citation Reports™ 2024
Discover new topics emerging on the research horizon

Web of Science Research Intelligence™

Clarivate™
© 2024 Clarivate. All rights reserved.
9

IP Stabilizing With Rebound To Growth In H2

IP Business Performance

- YTD high single digit growth in **IP Management Software**, with >80% win rate in large corporate IPMS competitive deals in APAC, Japan
- **Trademark search volumes** stabilized, with growth supported by large scale project wins
- **Derwent™ H1 renewal rate** increased by +250bps compared to same period last year, but continued pressure on Innography and Incopat driving lower full year subs growth outlook

IP Segment Highlights

- Launched next generation trademark protection solution, **Trademark Watch Analyzer**, bringing together global trademark and case law, Clarivate IP expertise and cutting-edge AI technology for greater efficiency and accuracy
- Awarded **two strategic multi-year government contracts, total value of ~$10M,** for US and an Asian patent and trademark office to provide AI-enabled patent design, search and classification
- Acquired a leading patent drafting and prosecution provider, **Rowan TELS**, (July 19th) as part of our focus on providing IP attorneys AI-enabled tools, to automate parts of the filing and prosecution process

Trademark Watch Analyzer


Watch Home

ROWAN

Clarivate™
© 2024 Clarivate. All rights reserved.
10

Delivering Embedded Use-Case Specific Intelligence In IP

	Search	Watch	Research and Development	IP Strategy
				
	Derwent Search	**New Patent Watch Solution**	**New Suite of R&D Solutions**	**Innography**
Use Case	Rapid, precise patent search leveraging curated IP database to support critical decisions	Scaled, rapid, orchestrated review of patents to detect competitor movements and infringement	Technical, IP, market, and innovation insights to inform R&D decisions	Patent analytics insights to maximize every IP dollar and place the right IP bets
User Persona	**IP Professionals**	**IP Professionals + R&D Professionals**	**R&D Professionals**	**IP & Business Leaders**
Upcoming Innovation	AI-enabled patent search and search management	Automated alert ingest	Conversational AI chat and AI result set summaries	AI patent classification
Release	Alpha Q2 24 | Beta Q3 24 General Release Q4 24	Alpha Q2 24 | Beta Q4 24 General Release H1 25	Alpha Q4 24 | Beta Q1 25 General Release H1 25	Alpha Q2 24 | Beta Q4 24 General Release H1 25

Clarivate™

© 2024 Clarivate. All rights reserved.
11

LS&H Pressure Due To Customer Budget Headwinds

LS&H Business Performance

- **Improved sales** in international markets (Europe and APAC) and mid-size pharma; closed large consulting deal ($1M+) with top 20[1] pharma company focused on Diabetes and Obesity market
- Discontinuation of data partner channel driving lower **RWD transactional sales.** Continued progress with Life Science grade data platform as third sale to top 20[1] pharma awarded
- **Macro headwinds** as a result of most major pharma companies executing cost cutting initiatives

LS&H Segment Highlights

- Launched **Epidemiology Intelligence™**, unified platform enabling precise forecasting and evaluation across 5,000 patient populations and 1,200+ diseases and procedures
- Acquired **Global QMS**, strengthening workflow solutions and expanding reach into critical customer use cases, e.g. supply chain and quality management; disposed of two non-core growth dilutive solutions
- Implemented "**2 Releases a Year (2RaY)**" model for key research and development products to revitalize the portfolio around customer needs and return to growth

Epidemiology Intelligence™



Global Q, Inc.

Clarivate™

[1] Top 20 Pharma Companies by 2023 Revenue (Fierce Pharma).

© 2024 Clarivate. All rights reserved.

12

Building A Growth Engine In Real World Data

	Product	Platform	Franchise
			
	Cohort-specific data and modules	Commercial analytics modules	Genomics enriched patient insights
Data Type	Life Science grade highly enriched electronic patient records and claims data	Highly enriched electronic patient records and claims data	Highly enriched electronic patient records and claims data + curated genetic data
Analytics	Market opportunity assessment	Patient journey, commercial targeting, market access, product performance	Rare disease patient identification
Disease Coverage	**~10,000 Diagnostic Categories**	**Initially 10-20 (e.g. Parkinson's, Osteoarthritis, COPD)**	**e.g. Rare Diseases**
Sales Channel	**Data aggregators -> Pharma / BioTech**	**Pharma / BioTech**	**Pharma / BioTech**
Release	**General Release 2023 Major Enhancements Q3/Q4 24**	**Alpha Q2 24 | Beta Q3/Q4 24 General Release Q4 24**	**General Release 2025**

Clarivate™

© 2024 Clarivate. All rights reserved.

13

Jonathan Collins Chief Financial Officer Financial Review

Q2 2024 Financial Results

Revenues

- Q2 decline due largely to Valipat divestiture in April and Fx translation impact

Net Income

- Q2 decrease due to goodwill impairment in Q2'24 exceeding intangible asset impairment in Q2'23; H1 decrease further due to non-recurring items from Q1'23 (legal settlement gain of $49m and favorable resolution of tax dispute of $70m)

Operating Cash Flow

- Decline due to working capital timing

Changes from Prior Year

$m except per share data	Q2 '24	Q2 '23	Change	H1 '24	H1 '23	Change
Revenues	**$650**	**$669**	**$(19)**	**$1,272**	**$1,298**	**$(26)**
Income / (Loss) from Operations	(240)	(88)	(152)	(235)	(34)	(201)
Fair Value Adjustment of Warrants (Gain) / Loss	-	(3)	3	(5)	(2)	(3)
Interest Expense, Net	71	73	(2)	141	147	(6)
Income Tax Expense (Benefit)	(7)	(35)	28	8	(99)	107
Net Income / (Loss) to Ordinary Shares	**$(317)**	**$(142)**	**$(175)**	**$(411)**	**$(117)**	**$(294)**
Net Income / (Loss) Per Share, basic	$(0.46)	$(0.21)	$(0.25)	$(0.61)	$(0.17)	$(0.44)
Adjusted EBITDA[1]	274	285	(11)	511	538	(27)
Adjusted EBITDA Margin[1]	*42.2%*	*42.6%*	*(40 bps)*	*40.2%*	*41.4%*	*(120 bps)*
Adjusted Diluted EPS[1]	$0.20	$0.21	$(0.01)	$0.34	$0.39	$(0.05)
Operating Cash Flow	**$126**	**$162**	**$(36)**	**$302**	**$390**	**$(88)**
Capital Spending	66	58	8	130	117	13
Free Cash Flow[1]	60	104	(44)	172	273	(101)

[1] See the Appendix for a reconciliation of GAAP to Non-GAAP measures. Amounts in table may not sum due to rounding.

Clarivate™
© 2024 Clarivate. All rights reserved.
15

Changes from Prior Year Q2 2024 Revenues and Adj. EBITDA1 16 Organic • Organic decline pressured margins as operating expenses were essentially flat Inorganic • Valipat divestiture completed in April net of nominal revenue contribution from MotionHall acquisition Foreign Exchange • Strengthening of USD against basket of foreign currencies resulting in adverse top- and bottom-line FX impact Revenues Adj. EBITDA1 Year + Better - Worse $ millions 1 See the Appendix for a reconciliation of GAAP to Non-GAAP measures. Amounts in table may not sum due to rounding. Q2 2023 Organic Inorganic FX Q2 2024 $669 ($4) ($9) $650 $285 42.6% $274 42.2% ($4) ($4) ($3) ($6) © 2024 Clarivate. All rights reserved.

Q2 2024 Cash Flow 17 Changes from Prior Year Free Cash Flow1 • Decline primarily due to working capital timing of receipts and disbursements Capital Allocation • Refinancing of existing term loan in January extended maturity to 2031 and included $47m principal payment as well as fees associated with transaction • Final dividend on preferred shares paid in June in conjunction with conversion to common shares $m Q2 ‘24 Q2 ‘23 Change H1 ‘24 H1 ‘23 Change Adj. EBITDA1 $274 $285 $(11) $511 $538 $(27) One-Time Costs (6) (14) 8 (25) (47) 22 Interest (95) (96) 1 (132) (136) 4 Taxes (17) (20) 3 (25) (23) (2) Working Capital / Other (30) 7 (37) (27) 58 (85) Operating Cash Flow 126 162 (36) 302 390 (88) Capital Spending (66) (58) (8) (130) (117) (13) Free Cash Flow1 $60 $104 $(44) $172 $273 $(101) Conversion 22% 37% (15)%pts 34% 51% 17%pts Preferred Dividend (19) (19) - (38) (38) - Share Repurchase - - - - - - Debt Repayment (5) (25) 20 (53) (150) 97 M&A (36) 10 (46) (36) 9 (45) Other2 (5) (1) (4) (39) (8) (31) Cash Flow $(5) $69 $(74) $6 86 $(80) 1 See the Appendix for a reconciliation of GAAP to Non-GAAP measures. Amounts in table may not sum due to rounding. ² Fx, Tax withholding for share-based comp and refinancing cost. © 2024 Clarivate. All rights reserved.

Reaffirmed FY 2024 Outlook

Organic Growth

- Now expect full year growth below midpoint of the range
- Anticipate a sequential improvement returning to growth in Q3 in the range of flat to ~1%

Revenues

- Expected near mid-point of range as lower organic growth likely partially offset by favorable Fx

Profit and FCF

- Adj. EBITDA, profit margin, and Adj. Diluted EPS expected near mid-point of ranges
- Free cash flow now expected at low end of range on higher capital spending and working capital requirements



Organic Growth
0.0%
~1.0%
2.0%
Revenues
$2,570m
~$2,620m
$2,670m
Adj. EBITDA[1]
$1,055m
~$1,085m
$1,115m
Profit Margin[1]
41.0%
~41.5%
42.0%
Adj. Diluted EPS[1]
70¢
~75¢
80¢
Free Cash Flow[1]
$420m
~$460m
$500m
Guidance Range
Mid Point
Current Indication

[1] See the Appendix for a reconciliation of GAAP to Non-GAAP measures.

Clarivate™
© 2024 Clarivate. All rights reserved.
18

FY 2024 Organic Growth Phasing

Subscription

- A&G leading with >3% sub growth in H1 with declines in LS&H and IP due to commercialization and patent intelligence, respectively
- Subscription growth expected to remain consistent through balance of year

Re-occurring

- H2 volume expected to increase on new customer onboardings, improved retention, and US PTO price increases

Transactional

- A&G transactional business expected to improve on lower comps
- LS&H improving from decline to flat organic by Q4 as backlog of larger projects are delivered
- IP sequential acceleration of growth as projects in Trademark and Patent Maintenance are delivered

Revenue Type	First Half	Second Half	Full Year
Subscription	<2%	<2%	<2%
Re-occurring	(3%)	~3%	~Flat
Transactional	(7%)	+LSD %	(LSD %)
Organic Growth	(1%)	<2%	<1%

Clarivate™

See the Appendix for a reconciliation of GAAP to Non-GAAP measures.

© 2024 Clarivate. All rights reserved. 19

FY 2024 Revenues and Adj. EBITDA[1] Outlook

Organic

- Expect stable subscription growth just below 2% will be diluted by flat re-occurring and partially offset by modest transactional decline

Inorganic

- Valipat divestiture completed in April net of nominal revenue contributions from MotionHall, Global QMS, and Rowan TELS acquisitions

Foreign Exchange

- Profit headwind due to transactional FX gains expected to be lower than 2023



Changes from Prior Year
$ millions
Year
+ Better
- Worse
Revenues
Adj. EBITDA¹
$2,629
~$10
~($30)
~$0
~$2,610
$1,117
42.5%
~($5)
~($15)
~($10)
~$1,085
~41.5%
2023A
Organic
Inorganic
FX
2024T

Clarivate™

[1] See the Appendix for a reconciliation of GAAP to Non-GAAP measures. Amounts in table may not sum due to rounding.

© 2024 Clarivate. All rights reserved.

20

FY 2024 Cash Flow Outlook

Free Cash Flow[1]

- One-time costs lower on acquisition integration completion
- Interest cost lower on deleveraging and TLB refi benefit
- Cash tax higher on timing of payments and jurisdictional mix
- Working capital now expected to be modest use of cash
- Higher capital spending to fuel product innovation

Capital Allocation

- Final dividend on preferred shares paid in June in conjunction with conversion to common shares
- Optionality for balanced capital allocation
- M&A uses of cash include Valipat divestiture, Global QMS and Rowan TELS acquisitions

Changes from Prior Year

$m	2024 Outlook	2023 Actuals	Change
Adj. EBITDA[1]	**~$1,085**	**$1,117**	**~$(30)**
One-Time Costs	~(40)	(61)	~20
Interest	~(265)	(274)	~10
Taxes	~(60)	(43)	~(15)
Working Capital / Other	~(20)	5	~(25)
Operating Cash Flow	~700	744	~(45)
Capital Spending	~(275)	(243)	~(30)
Free Cash Flow[1]	**~$425**	**$502**	**~$(75)**
Conversion	***~39%***	***45%***	***~(6)%***
Preferred Dividend	~(40)	(76)	~35
Share Repurchase	~(300)	(100)	~100
Debt Repayment		(300)	
M&A	~(55)	5	~(60)
Other[2]	~(45)	(12)	~(30)
Cash Flow	**~$(15)**	**$14**	**~$(30)**

Clarivate™

[1] See the Appendix for a reconciliation of GAAP to Non-GAAP measures. Amounts in table may not sum due to rounding.
[2] Fx, Tax withholding for share-based comp and refinancing cost.

© 2024 Clarivate. All rights reserved.
21

Financial Objectives 22 ~10% Capital Spending >40% Profit Margin1 ~40% Free Cash Flow1 Conversion ~$400 Balanced Allocation Accelerate organic growth to market levels 1 Durable margins through the investment cycle 2 Attractive cash flow engine 3 Disciplined capital allocation 4 1 See the Appendix for a reconciliation of GAAP to Non-GAAP measures. © 2024 Clarivate. All rights reserved.

Q&A Session

© 2024 Clarivate Clarivate and its logo, as well as all other trademarks used herein are trademarks of their respective owners and used under license. About Clarivate Clarivate is a leading global provider of transformative intelligence. We offer enriched data, insights & analytics, workflow solutions and expert services in the areas of Academia & Government, Intellectual Property and Life Sciences & Healthcare. For more information, please visit www.clarivate.com

Appendix Presentation of Certain Non-GAAP Financial Measures

26© 2024 Clarivate. All rights reserved. Presentation of Certain Non-GAAP Financial Measures This presentation contains financial measures which have not been calculated in accordance with generally accepted accounting principles in the United States of America (“US GAAP“), including Adjusted EBITDA, Adjusted EBITDA margin, Adjusted net income, Adjusted diluted EPS and Free cash flow because they are a basis upon which our management assesses our performance, and we believe they reflect the underlining trends and indicators of our business. Adjusted EBITDA Adjusted EBITDA represents Net income (loss) before the Provision (benefit) for income taxes, Depreciation and amortization, and Interest expense, net, adjusted to exclude acquisition and/or disposal-related transaction costs, share-based compensation, unrealized foreign currency gains/losses, restructuring expenses, non-operating income and/or expense, the impact of certain non-cash fair value adjustments on financial instruments, legal settlements, impairments, and other items that are included in Net income (loss) for the period that we do not consider indicative of our ongoing operating performance. In evaluating Adjusted EBITDA, you should be aware that in the future the Company may incur expenses that are the same as or similar to some of the included adjustments. The Company’s presentation of Adjusted EBITDA should not be construed as an inference that the Company’s future results will be unaffected by any of the adjusted items, or that the Company’s projections and estimates will be realized in their entirety or at all.

27© 2024 Clarivate. All rights reserved. Presentation of Certain Non-GAAP Financial Measures Adjusted EBITDA The use of Adjusted EBITDA instead of US GAAP has limitations as an analytical tool, and you should not consider Adjusted EBITDA in isolation, or as a substitute for analysis of the Company’s results of operations and operating cash flows as reported under US GAAP. For example, Adjusted EBITDA does not reflect: – the Company’s cash expenditures or future requirements for capital expenditures – changes in, or cash requirements for, the Company’s working capital needs – interest expense, or the cash requirements necessary to service interest or principal payments, on the Company’s debt – any cash income taxes that the Company may be required to pay – any cash requirements for replacements of assets that are depreciated or amortized over their estimated useful lives and may have to be replaced in the future – all non-cash income or expense items that are reflected in the Company’s statements of cash flows The Company’s definition of and method of calculating Adjusted EBITDA may vary from the definitions and methods used by other companies when calculating Adjusted EBITDA, which may limit their usefulness as comparative measures. The Company prepared the information included in this presentation based upon available information and assumptions and estimates that it believes are reasonable. The Company cannot assure you that its estimates and assumptions will prove to be accurate. Adjusted EBITDA margin Adjusted EBITDA margin is calculated by dividing Adjusted EBITDA by Revenues. Net income (loss) margin is calculated by dividing Net income (loss) by Revenues.

28© 2024 Clarivate. All rights reserved. Presentation of Certain Non-GAAP Financial Measures Adjusted net income and Adjusted diluted EPS We use Adjusted net income and Adjusted diluted earnings per share ("Adjusted diluted EPS") in our analysis of the financial performance of the Company. We believe Adjusted net income and Adjusted diluted EPS are meaningful measures of the performance of the Company because they adjust for items that do not directly affect our ongoing operating performance in the period. Adjusted net income is calculated using Net income (loss), adjusted to exclude acquisition and/or disposal-related transaction costs (such costs include net income from continuing operations before the provision for income taxes, depreciation and amortization, and interest income and expense from the divested business), amortization related to acquired intangible assets, share-based compensation, unrealized foreign currency gains/losses, restructuring expenses, the impact of certain non-cash fair value adjustments on financial instruments, legal settlements, impairments, and other items that are included in net income (loss) for the period that we do not consider indicative of our ongoing operating performance and the income tax impact of any adjustments. We calculate Adjusted diluted EPS by using Adjusted net income divided by Adjusted diluted weighted average shares for the period. The Adjusted diluted weighted average shares assumes that all instruments in the calculation are dilutive. Free cash flow We use Free cash flow in our operational and financial decision-making and believe Free cash flow is useful to investors because similar measures are frequently used by securities analysts, investors, ratings agencies and other interested parties to evaluate the ability of a company to service its debt. Free cash flow is calculated using Net cash provided by (used for) operating activities less Capital expenditures. Free cash flow conversion Free cash flow conversion is calculated by dividing Free cash flow by Adjusted EBITDA. Operating cash flow conversion is calculated by dividing Net cash provided by operating activities by Net income (loss).

29© 2024 Clarivate. All rights reserved. Reconciliation of Non-GAAP Financial Measures Net income (loss) to Adjusted EBITDA and Adjusted EBITDA margin Descriptions 1. Primarily reflects the net impact of foreign exchange gains and losses related to the remeasurement of balances and other items that do not reflect our ongoing operating performance. In addition to the net unrealized foreign exchange loss, the six months ended June 30, 2024 also includes a $14.8 loss on the divestiture and the six months ended June 30, 2023 includes a $49.4 gain on legal settlement. Three Months Ended June 30, Six Months Ended June 30, (In millions, except percentages) 2024 2023 2024 2023 Net income (loss) $ (304.3) $ (123.1) $ (379.3) $ (79.6) Provision (benefit) for income taxes (6.8) (35.3) 8.2 (98.9) Depreciation and amortization 184.4 178.1 363.8 350.7 Interest expense, net 71.1 73.0 141.3 146.6 Transaction related costs 3.1 0.7 7.5 2.4 Share-based compensation expense 18.9 30.5 34.3 71.7 Goodwill and intangible asset impairments 302.8 135.2 302.8 135.2 Restructuring and other impairments 0.7 12.2 10.2 21.6 Fair value adjustment of warrants — (2.9) (5.2) (1.8) Other(1) 4.5 16.5 27.1 (10.3) Adjusted EBITDA $ 274.4 $ 284.9 $ 510.7 $ 537.6 Net income (loss) margin (46.8) % (18.4) % (29.8) % (6.1) % Adjusted EBITDA margin 42.2% 42.6% 40.2% 41.4%

30© 2024 Clarivate. All rights reserved. Reconciliation of Non-GAAP Financial Measures Net income (loss) to Adjusted EBITDA and Adjusted EBITDA margin Descriptions 1. Includes costs incurred to complete business combination transactions, including acquisitions, dispositions and capital market activities and include advisory, legal, and other professional and consulting costs. 2. Primarily reflects the net impact of foreign exchange gains and losses related to the remeasurement of balances and other items that do not reflect our ongoing operating performance. This also includes a $49.4 gain on legal settlement. Year Ended December 31, (In millions, except percentages) 2023 Net income (loss) (911.2) Provision (benefit) for income taxes (101.3) Depreciation and amortization 708.3 Interest expense, net 293.7 Transaction related costs(1) 8.2 Share-based compensation expense 108.9 Gain on sale from divestitures — Goodwill and intangible asset impairments 979.9 Restructuring and other impairments 40.0 Fair value adjustment of warrants (15.9) Other(2) 6.6 Adjusted EBITDA $ 1,117.2 Net income (loss) margin (36.7) % Adjusted EBITDA margin 42.5%

31© 2024 Clarivate. All rights reserved. Reconciliation of Non-GAAP Financial Measures Descriptions 1. Primarily reflects the net impact of foreign exchange gains and losses related to the remeasurement of balances and other items that do not reflect our ongoing operating performance. Net income (loss) and Net income (loss) per share to Adjusted net income and Adjusted diluted EPS Three Months Ended June 30, 2024 2023 (In millions, except per share amounts) Amount Per Share Amount Per Share Net income (loss) and EPS (304.3) (0.44) (123.1) (0.18) Transaction related costs 3.1 — 0.7 — Share-based compensation expense 18.9 0.03 30.5 0.05 Amortization related to acquired intangible assets 139.7 0.20 143.5 0.21 Goodwill and intangible asset impairments 302.8 0.44 135.2 0.20 Restructuring and other impairments 0.7 — 12.2 0.02 Fair value adjustment of warrants — — (2.9) — Other(1) 4.5 — 16.5 — Income tax impact of related adjustments (23.2) (0.03) (60.4) (0.09) Adjusted net income and Adjusted diluted EPS $ 142.2 $ 0.20 $ 152.2 $ 0.21 Adjusted weighted average ordinary shares, diluted 726.8 734.9

32© 2024 Clarivate. All rights reserved. Reconciliation of Non-GAAP Financial Measures Descriptions 1. Primarily reflects the net impact of foreign exchange gains and losses related to the remeasurement of balances and other items that do not reflect our ongoing operating performance. The six months ended June 30, 2024 also includes a $14.8 loss on a small divestiture. The six months ended June 30, 2023 also includes a $49.4 gain on legal settlement. Net income (loss) and Net income (loss) per share to Adjusted net income and Adjusted diluted EPS Six Months Ended June 30, 2024 2023 (In millions, except per share amounts) Amount Per Share Amount Per Share Net income (loss) and EPS (379.3) (0.56) (79.6) (0.12) Transaction related costs 7.5 0.01 2.4 — Share-based compensation expense 34.3 0.05 71.7 0.11 Amortization related to acquired intangible assets 278.2 0.41 287.9 0.43 Goodwill and intangible asset impairments 302.8 0.45 135.2 0.20 Restructuring and other impairments 10.2 0.02 21.6 0.03 Fair value adjustment of warrants (5.2) (0.01) (1.8) — Other(1) 27.1 0.01 (10.3) (0.05) Income tax impact of related adjustments (29.9) (0.04) (144.0) (0.21) Adjusted net income and Adjusted diluted EPS $ 245.7 $ 0.34 $ 283.1 $ 0.39 Adjusted weighted average ordinary shares, diluted 727.2 734.8

33© 2024 Clarivate. All rights reserved. Reconciliation of Non-GAAP Financial Measures Net cash provided by operating activities to Free cash flow Year Ended December 31, (In millions, except percentages) 2023 Net cash provided by operating activities $ 744.2 Capital expenditures (242.5) Free cash flow $ 501.7 Operating cash flow conversion (81.7) % Free cash flow conversion 44.9 % Three Months Ended June 30, Six Months Ended June 30, (In millions, except percentages) 2024 2023 2024 2023 Net cash provided by operating activities $ 126.2 $ 162.4 $ 302.4 $ 389.9 Capital expenditures (65.9) (57.6) (130.3) (116.9) Free cash flow $ 60.3 $ 104.8 $ 172.1 $ 273.0 Operating cash flow conversion (41.5) % (131.9) % (79.7) % (489.8) % Free cash flow conversion 22.0% 36.8% 33.7% 50.8%

34© 2024 Clarivate. All rights reserved. Reconciliation of Non-GAAP Financial Measures – 2024 Outlook Net income (loss) to Adjusted EBITDA and Adjusted EBITDA margin The following table presents our calculation of Adjusted EBITDA and Adjusted EBITDA margin for the 2024 outlook and reconciles these non-GAAP measures to our Net income (loss) and Net income (loss) margin for the same period: Descriptions 1. Reflects restructuring costs expected to be incurred in 2024 associated with the Segment Optimization restructuring program. Year Ending December 31, 2024 (Forecasted) (In millions, except percentages) Low High Net income (loss) (415) (355) Provision (benefit) for income taxes 35 35 Depreciation and amortization 730 730 Interest expense, net 283 283 Transaction related costs 11 11 Share-based compensation expense 71 71 Goodwill impairment 303 303 Restructuring and other impairments(1) 15 15 Fair value adjustment of warrants (5) (5) Other 27 27 Adjusted EBITDA $ 1,055 $ 1,115 Net income (loss) margin (16) % (13) % Adjusted EBITDA margin 41% 42%

35© 2024 Clarivate. All rights reserved. Reconciliation of Non-GAAP Financial Measures – 2024 Outlook The following table presents our calculation of Adjusted diluted EPS for the 2024 outlook and reconciles this non-GAAP measure to our per share Net income (loss) for the same period: Net income (loss) per fully diluted weighted shares outstanding to Adjusted diluted EPS Year Ending December 31, 2024 (Forecasted) Low High Net income (loss) (0.58) (0.49) Transaction related costs 0.02 0.02 Share-based compensation expense 0.10 0.10 Amortization related to acquired intangible assets 0.76 0.76 Goodwill impairment 0.42 0.42 Restructuring and other impairments(1) 0.02 0.02 Fair value adjustment of warrants (0.01) (0.01) Other 0.03 0.04 Income tax impact of related adjustments (0.06) (0.06) Adjusted diluted EPS $ 0.70 $ 0.80 Adjusted weighted average ordinary shares, diluted(2) 725 million Descriptions 1. Reflects restructuring costs expected to be incurred in 2024 associated with the Segment Optimization restructuring program. 2. For the purposes of calculating Adjusted diluted EPS, we have assumed the "if-converted" method of share dilution on a full year basis.

36© 2024 Clarivate. All rights reserved. Reconciliation of Non-GAAP Financial Measures – 2024 Outlook The following table presents our calculation of Free cash flow for the 2024 outlook and reconciles this non-GAAP measure to our Net cash provided by operating activities for the same period: Year Ending December 31, 2024 (Forecasted) (In millions, except percentages) Low High Net cash provided by operating activities $ 695 $ 775 Capital expenditures (275) (275) Free cash flow $ 420 $ 500 Operating cash flow conversion (167) % (218) % Free cash flow conversion 40% 45 % Net cash provided by operating activities to Free cash flow